[NUR MACROPRINTERS LETTERHEAD]


                        Summary of BBL Bank--credit line

Borrower:                NMS
Amount:                  FB 15,000,000
Interest Rate:
Facility Fee:
Maturity:                Revolving
Availability:            up to max C/L
Subordination:           None
Guarantee:               parent company guarantee
Collateral:              None


OTHER TERMS:

Payment: interest monthly; the bank is authorized to debit any account maintained by Nur Europe for the payment of interest, principal and fees when due.

Financial covenants:     None

Reporting:               None

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[NUR MACROPRINTERS LETTERHEAD]


                        Summary of BBL Bank--credit line

Borrower:                Nur Europe
Amount:                  FB 20,000,000
Interest Rate:
Facility Fee:
Maturity:                Revolving
Availability:            up to max C/L
Subordination:           None
Guarantee:               parent company guarantee
Collateral:              None


OTHER TERMS:

Payment: interest monthly; the bank is authorized to debit any account maintained by Nur Europe for the payment of interest, principal and fees when due.

Financial covenants:     Cancellation of credit line of 10,000,000 BEF with
                         General Le Bank

Reporting:               None